UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☒     Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 240.14a-12

          SKYPEOPLE FRUIT JUICE, INC.
(Name of Registrant as Specified In Its Charter)
____________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 8, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company” or “SkyPeople”), will be held at our principal executive offices, located at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, on Monday, June 8, 2009 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

1.	To elect directors to hold office until the next Annual Meeting of Shareholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 15, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

After careful consideration, the SkyPeople Fruit Juice Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

YONGKE XUE
Chairman
April 30, 2009
Xi’an, China
IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 8, 2009:  This Proxy Statement and our 2008 Annual Report to Shareholders are available at http://www.skypeoplefruitjuice.com, which does not have “cookies” that identify visitors to the site.

-i-

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
SKY PEOPLE FRUIT JUICE, INC.

To Be Held on June 8, 2009

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of SkyPeople Fruit Juice, Inc., a Florida corporation (“Skypeople ” or the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, at 10:00 a.m., local time, on Monday, June 8, 2009, and at any adjournments thereof, for the purposes of electing directors and such other business as may properly come before the Annual Meeting. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about May 15, 2009.

Record Date and Voting Securities

The Board of Directors fixed the close of business on April 15, 2009 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 22,271,786 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share. The only other class or series of the Company’s capital stock which is outstanding is the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The Series B Preferred Stock has no voting rights with respect to the matters to be considered at the Annual Meeting.

Voting Generally

The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions and “non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  “Non-votes” occur when a proxy:

•	is returned by a broker or other stockholder who does not have authority to vote;

•	does not give authority to a proxy to vote; or

•	withholds authority to vote on one or more proposals.

Our Amended and Restated Articles of Incorporation states that there is no cumulative voting in the election of directors. Assuming the presence of a quorum, the five nominees for director who receive the most votes will be elected. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted as a vote for the election as a director of any nominee.

Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting.  All valid, unrevoked proxies will be voted as directed.  In the absence of instructions to the contrary, properly executed proxies will be voted for the election of the nominees for director set forth herein.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name or with our transfer agent, Holloday Stock Transfer, you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by us.  As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for your use.

Beneficial Holder.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a proxy card for your use.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the five nominees for directors named under “Election of Directors.”

Important Information Regarding Delivery of Proxy Material

The Securities and Exchange Commission (the “SEC”) has adopted amendments to the proxy rules that change how companies must provide proxy materials to its stockholders.  These new rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

SkyPeople must comply with these new rules in connection with the Annual Meeting.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy material to its stockholders by mail as it would have done prior to the change in the rules.  In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

In connection with the Annual Meeting, SkyPeople elected to use the full set delivery option.  Accordingly, you should have received SkyPeople’s proxy materials by mail.  These proxy materials include the Notice of Annual Meeting of Stockholders, proxy statement, proxy card and 2008 Annual Report to Shareholders.  Additionally, Skypeople has posted these materials at www.skypeoplefruitjuice.com.

Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly-accessible website.  Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Material.”  The notice includes, among other matters:

•	information regarding the date and time of the Annual Meeting of Shareholders as well as the items to be considered at the meeting;

•	information regarding the website where the proxy materials are posted; and

•	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

SkyPeople May Use the Notice Only Option in the Future

Although SkyPeople elected to use the full set delivery option in connection with the Annual Meeting, it may choose to use the notice only option in the future.  By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for costs savings as well as conservation of paper products.  Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at the annual meeting.  SkyPeople plans to evaluate the future possible cost savings as well as the possible impact on stockholder participation as it considers future use of the notice only option.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials.  This process, which is commonly referred to as “householding,” potentially results in extra convenience for stockholders and cost savings for companies.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

•
Send a written request to the Company’s Corporate Secretary at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075, if you are a stockholder of record; or

•	Notify your broker, if you hold your common shares in street name.

SKYPEOPLE INFORMATION

Our principal executive offices are located at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075. The telephone number of our principal offices is 011-86-29-88386415.

BOARD OF DIRECTORS

Our Board of Directors, which is elected by our stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Directors

The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified.  It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of April 30, 2009, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
Guolin Wang	45	Professor of Jiaotong University in Xi’an, China
Norman Ko	44	Partner of Smith Mandel & Associates, LLP
Robert B Fields	70	Chairman and Executive Advisor of Actforex, Inc.
Xiaoqin Yan	31	Director of Shaanxi Tianren Organic Food Co., Ltd.
Yongke Xue	42	Chief Executive Officer and Chairman of SkyPeople Fruit Juice, Inc.

Norman Ko

Mr. Ko has served as our Chainman of the Audit Committee and Compensation Committee since April, 2008. Mr. Ko has been a Partner of Smith Mandel & Associates, LLP (“Smith Mandel”), a certified public accounting  firm in Los Angeles, California since July 2007. He was an Assurance Manager of Smith Mandel for more than five years before he was appointed as a Partner of that company. Mr. Ko earned a Master of Business Administration from the University of San Francisco in 1989, and a Bachelor of Science Degree from York University, Canada in 1987. He is a member of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants.

Guolin Wang

Mr. Wang has been serving as one of our directors since April 7, 2008. Since October 2005 Mr. Wang has served as the Director of Shaanxi Tianren Organic Food Co., Ltd. (“Shaanxi Tianren”), which became a subsidiary of the Company in 2008. Since 1996 he has been a professor in the Finance Department of the Management School and the Economics and Finance School of Xi’an Jiaotong University. He previously served as the Director and Chairman of Xi’an Changtian Environmental Protection Engineering Co., Ltd. from February 2006 to June 2007. Mr. Wang acted as the head of the Management School Graduate Office and Chinese-Singapore Management Doctor Center Office of Xi’an Jiaotong University from 1988 to 1996. Mr. Wang graduated from Xi’an Jiaotong University in July 1983. He majored in Electronics & Telecommunication and attained a Bachelor of Science Degree. In July 1983, he attained a Masters Degree and majored in Management Science and Engineering. Then, he graduated from the University’s School of Economics & Finance in 2006. He majored in Management Science and Engineering and received a Doctorate Degree.

Robert B. Fields

Mr. Fields has been serving as one of our directors since April 25, 2008. From July 27, 2006 to August 2008, Mr. Fields served on the Board of Directors of Dorado Exploration Inc. Since February 15, 2001, Mr. Fields has served as the Chairman of ActForex, Inc., a New York fully hosted management service provider of proprietary software for currency trading with over 20,000 registered traders. From June 2005 through the annual shareholder meeting on May 31, 2006, Mr. Fields served on the Board of Directors and as Chairman of the Audit Committee of Genoil Inc. (OTCBB: GNOLF.OB). From 1999 to 2002, Mr. Fields was Executive Advisor to Laidlaw Global Corp. (AMEX). In June 2000, Mr. Fields was appointed to the Board of Statmon Technologies, Inc. (OTCBB: STCA) and continues to serve on that board as well as to serve as Chairman of Statmon’s Audit Committee. From 1997 to 1998, Mr. Fields served as Vice Chairman and, from 1997 to 1999, as a director of Laidlaw Ship Funding Ltd. Mr. Fields is currently the President of the Friars National Association Foundation, Inc., a philanthropy of the arts based in New York, and since 1998 Mr. Fields has held various officer positions with the organization. From 1995 to 1998 he was a director of Hospital Staffing Services, Inc. (NYSE), and prior to that Mr. Fields also served as President and CEO of L’Express Inc., a New Orleans based interstate regional airline, EVP of American Finance Group in Boston, and as a director and on the Audit Committee of Flight International Group of Newport News, Virginia, a public company. Additionally, Robert Fields was managing director of Equifund, L.P. Since 1979 he has served as the President of Tradestar Ltd., his wholly owned consulting firm that specializes in asset appreciation. Additionally, since 2006, Mr. Fields has served as the managing member of Petrofields LLC, based in New York. He has been a member of the board of directors for eight public companies and a director of more than a dozen companies.

Xiaoqin Yan

Ms. Yan has been serving as one of our directors since April 7, 2008. Ms. Yan is the Director of Shaanxi Tianren and has been with Shaanxi Tianren since January 2006. From June 2005 to December 2005 Ms. Yan was not employed. From March 2004 to June 2005, Ms. Yan held the position of Manager of Human Resources of Express Worldwide Ltd. Ms. Yan served as the Manager of Logistics of Tianjin Dingyuan International Foods Co., Ltd. from October 1999 to March 2004. Ms. Yan graduated from the Air Force University of Engineering and majored in Computer Technology. In July of 2006 she graduated from PLA Military School and received a Bachelor’s Degree in Business Management.

Yongke Xue.

Mr. Xue has been serving as one of our directors and Chief Executive Officer of the Company since February 26, 2008. Mr. Xue has served as the Director at Shaanxi Tianren since December 2005. Mr. Xue served as the general manager of Shaanxi Hede Investment Management Co., Ltd. from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the Vice General Manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. From July 1989 to June 1998, he worked at the Northwestern Materials Bureau of the PLA General Logistics Department. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated from National University of Defense Technology in July of 1989 and he majored in Metal Material & Heat Treatment and received a Bachelor’s Degree.

The Board has determined for fiscal year 2008 that all our directors, other than Yongke Xue, are independent directors (“independent director" means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director). There are no family relationships among or between any of our directors, executive officers or key employees.

Vote Required for Election

The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.  Votes against a nominee or withheld from voting (whether by abstention, non-votes or otherwise) will have no legal effect on the vote.

Executive Officers

The following table sets forth as of April 30, 2009, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

NAME	AGE	PRINCIPAL OCCUPATION
Yongke Xue *	42	Chief Executive Officer and Chairman of SkyPeople Fruit Juice, Inc.
Spring Liu	36	Chief Financial Officer and Corporate Secretary

* See “Directors” above for Mr. Xue’s biography.

Executive officers serve at the pleasure of our Board. There is no family relationship between any executive officer or director of the Company.

Ms. Liu has been serving as our Chief Financial Officer since April 14, 2008 and our Secretary since April 25, 2008. Ms. Liu passed all sections of the Uniform Certified Public Accountants Examination in California in March of 2006. Ms. Liu earned a Bachelor of Arts in English Degree from the Xi’an Foreign Languages University, China in 1996, and a Bachelor of Science Degree in Accounting, California in 2004. Prior to her appointment as Chief Financial Officer, Ms. Spring Liu served at Trio-Tech International from February 2003 to April 2008 in the following positions: Accountant, Accounting Manager, Financial Reporting Manager, Assistant Corporate Secretary and Corporate Secretary. Her most recent position with Trio-Tech International was Corporate Secretary and Financial Reporting Manager. Ms. Spring Liu is experienced in corporate management and Securities and Exchange Commission (“SEC”) reporting. In addition, she is familiar with the compliance of the U.S. GAAP standards to foreign subsidiaries’ accounting records, and is proficient in adopting strong internal control methods according to the requirements of the Sarbanes-Oxley Act of 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2008 (“fiscal year 2008”), except that Initial Statements of Beneficial Ownership on Form 3 were filed late for six persons who are directors and officers of the Company - Guolin Wang, Norman Ko, Robert B. Fields, Xiaoqin Yan, Yongke Xue, and Spring Liu. An Annual Statement of Changes in Beneficial Ownership on Form 5 was filed for each of Guolin Wang, Norman Ko, Xiaoqin Yan, Yongke Xue, and Spring Liu before the 45th day after the end of fiscal year 2008. Robert B. Fields filed a Form 3 in April 2009.

Code of Ethics and Governance Program

Our Board of Directors has established a written Corporate Governance Program to address significant corporate governance issues that may arise.  It sets forth the responsibilities and qualification standards of the members of the Board of Directors and is intended as a governance framework within which the Board of Directors, assisted by its committees, directs our affairs.

Our Board has adopted a Code of Business Conduct and Ethics that applies to all Company directors, officers and employees. Our Insider Trading Policy, Corporate Governance Program, the written Charters for our Audit and Compensation Committee, as well as periodic and current reports we have filed with the SEC are available on our website, www.skypeoplefruitjuice.com, and are available in print to any shareholder upon request made to our Corporate Secretary at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075. Amendments and waivers, if any, to any of the foregoing documents will be disclosed on our website.

Committees of the Board and Attendance at Meetings

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held three meetings during fiscal year 2008.  All of the directors attended (in person or by telephone) all the meetings of the Board and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders.

The Company does not have a standing nominating committee. The entire Board nominates the directors for election at the Annual Meeting.  The Board of Directors does not believe that a separate nominating committee is necessary as any selection of nominees, by virtue of the composition of the current Board, would be by a vote that would be the same as the vote of any separate committee consisting of only the independent directors.  Furthermore, the Board values the input of each of its members and believes that input is important in determining the Board nominees.  At such time, if any, as the Board composition changes, the Company may establish a separate nominating committee.  As a result, the entire Board participates in the consideration of Board nominees and nominates the candidates for election named in this Proxy Statement.

The Board has adopted a resolution addressing the nomination process and related matters. That resolution states, among other things, that at an appropriate time prior to each Annual Meeting of Shareholders at which directors are to be elected or reelected, a majority of the independent directors shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve.   The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. Where a reappointment is being considered, among other factors, the attendance record, qualification and service term should be considered. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including, without limitation, members of the Board and management of the Company.  The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises.  The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess.  However, the Board will consider various factors, including, without limitation, the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on June 8, 2009.

The Board will consider candidates proposed by shareholders of the Company who have held the Company’s Common Stock for at least one year and who hold a minimum of 1% of the Company’s outstanding shares, and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates.  Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an Annual Meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosure required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders.  Shareholder candidate proposals should be sent to the attention of the Corporate Secretary of the Company at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075.

The Board has a standing Compensation Committee, which currently consists of four independent directors, namely Messrs. Guolin Wang, Norman Ko, Xiaoqin Yan and the Company’s Chief Executive Officer, Mr. Yongke Xue. The Compensation Committee’s primary functions are to review and approve salaries, bonuses and other compensation payable to our executive officers.  The Compensation Committee met once during the past fiscal year.  A Compensation Charter was adopted on April 13, 2009. A copy of the Compensation Committee Charter is included with this Proxy Statement as Appendix A.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members thereof consist of Messrs. Robert B. Fields, Guolin Wang and Norman Ko, Chairman.  The Board of Directors has determined that the Audit Committee has at least one financial expert, namely Norman Ko, who meets the requirements of “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. The Board of Directors has affirmatively determined that Mr. Ko does not have a material relationship with the Company that would interfere with the exercise of independent judgment. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, monitoring the independence and performance of our independent auditors, and monitoring the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliances.  The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls.  The Audit Committee held four meetings during fiscal year 2008.  Each of the members of the Audit Committee satisfies the independence standards specified in NASDAQ Marketplace Rule 4200(a)(15) and Rule 10A-3 under the Exchange Act.  An Audit Committee Charter was adopted on April 13, 2009. A copy of the Audit Committee Charter is included with this Proxy Statement as Appendix B.

Communications with Directors

Stockholders may communicate with the Board or to one or more individual members of the Board by writing SkyPeople Fruit Juice, Inc., 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from stockholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request.

Compensation Committee Interlocks and Insider Participation

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

On September 30, 2008 the Board of Directors of the Company approved a Statement of Policies and Procedures with Respect to Related Party Transactions (the “Policy Statement”) under which the Audit Committee shall review the material facts of all Interested Transactions that require the Committee’s approval and either approve or disapprove of the entry of the Company into the Interested Transaction, subject to certain exceptions. If advance approval by the Audit Committee of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Audit Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

No director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Interested Transaction to the Committee.

If an Interested Transaction will be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the Audit Committee, on at least an annual basis, shall review and assess ongoing relationships with the Related Party to see that they are in compliance with the Audit Committee’s guidelines and that the Interested Transaction remains appropriate.

            For purposes of the Policy Statement, an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year, (2) the Company is a participant, and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

            A “Related Party” is any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of the Company’s common stock, or (c) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Each of the following Interested Transactions shall be deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved will exceed $50,000.

1.	Employment of executive officers. Any employment by the Company of an executive officer of the Company if:
a.
the related compensation is required to be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements (generally applicable to “named executive officers”); or

b.
the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer”, and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.
Director compensation. Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement under Item 402 of the SEC’s compensation disclosure requirements.

3.
Certain transactions with other companies. Any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2 percent of that company’s total annual revenues.

4.
Certain Company charitable contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2 percent of the charitable organization’s total annual receipts.

5.
Transactions where all shareholders receive proportional benefits. Any transaction where the Related Person’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g. dividends).

6.	Transactions involving competitive bids. Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids.

7.
Regulated transactions. Any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.
Certain banking-related services. Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Related Party Transactions Since January 1, 2008

In January 2008, our subsidiary, Shaanxi Tianren, paid rental expense of RMB 11,038 (approximately $1,618 based on the exchange rate as of December 31, 2008) to the landlord of Shaanxi Hede Investment Management Co., Ltd.’s (“Hede”) for office space on behalf of Hede. Yongke Xue, the Chairman of the Board and Chief Executive Officer of the Company, owns 80% of the equity interest of Hede, and Xiaoqin Yan, a director of Shaanxi Tianren, owns the remaining 20% of Hede.

In May 2008, Shaanxi Tianren paid to Hede an aggregate amount of RMB 1,500,000 (approximately $219,861 based on the exchange rate as of December 31, 2008) in rent for the period from January to May 2008 pursuant to a lease to Shaanxi Tianren from Hede of all of the assets and facilities of Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”).  In the same month, Shaanxi Tianren assumed Hede’s obligation of RMB 18,000,000 (approximately $2,638,329 based on the exchange rate of December 31, 2008) for the balance of the purchase price for Huludao Wonder under an agreement pursuant to which Hede purchased Huludao Wonder.

On May 31, 2008, Shaanxi Tianren entered into a Stock Transfer Agreement with Hede. Under the terms of the Stock Transfer Agreement, Hede agreed to transfer all its stock ownership of Huludao Wonder to Shaanxi Tianren for a total price of RMB 48,250,000 (approximately $6,308,591 based on the exchange rate as of June 1, 2008). The sale was closed on June 10, 2008. As of May 31, 2008, Shaanxi Tianren had a related party receivable of RMB 48,929,272 from Hede, which was credited against the purchase price (so that Shaanxi Tianren did not pay any cash to Hede for the purchase) and the remaining balance of the loans and advances of RMB 679,272 (approximately $99,564 based on the exchange rate as of December 31, 2008) to Hede was repaid to the Company on June 11, 2008.

On February 26, 2008, pursuant to an oral agreement between the Company and Barron Partners, L.P. (“Barron Partners”), the Company issued an aggregate of 615,147 shares of Series B Preferred Stock to Barron Partners in exchange for the cancellation of (a) all indebtedness of the Company to Barron Partners under certain outstanding convertible promissory notes issued to Barron Partners during the period from September 30, 2004 to February 2008 to evidence working capital loans made by Barron Partners to the Company and (b) all liquidated damages payable to Barron Partners (including all amounts as well as any amounts which would become payable in the future as a result of continuing failures) as a result of the failure of the Company to have registered under the Securities Act of 1933, as amended (the “Securities Act”), for resale by Barron Partners the Common Stock of the Company issuable upon conversion of such convertible promissory notes under various registration rights agreements between the Company and Barron Partners entered into in connection with the foregoing loans.  The oral agreement was approved by the written consent of the then sole director of the Company in February 2008.

As of the date of this Proxy Statement, Barron Partners beneficially owns 10,159,265 shares of the Company’s Common Stock (approximately 31.3% of the Common Stock).

The total amount of principal and accrued interest under all convertible promissory notes which were cancelled aggregated approximately $1,735,286 and the total amount of accrued liquidated damages which were cancelled aggregated approximately $3,320,132. All of the convertible promissory notes bore interest at the rate of 8% per annum and were convertible into shares of Common Stock at a conversion rate of one share of Common Stock for every $8.21822 of principal converted. The registration rights agreements provided for liquidated damages to accrue at the rate of 36% per annum of the note principal in the event that the registration statements to register the underlying shares were not declared effective by the required deadline.

The number of shares of Series B Preferred Stock which were issued to Barron Partners pursuant to the agreement was determined by dividing the aggregate indebtedness cancelled ($5,055,418) by $8.1822 per share (which was the rate at which one share of Common Stock was issuable for principal under the convertible promissory notes). In lieu of issuing Common Stock, the Company and Barron Partners agreed that Barron Partners would be issued Series B Preferred Stock (which upon consummation of a 1-for-328.72898 reverse stock split that was consummated on May 23, 2008 became convertible into Common Stock on a share for share basis).

On February 4, 2008, the Board of Directors of Xi’an Tianren declared a cash dividend of $2,899,855 to its former shareholders. Since Shaanxi Tianren holds a 91.15% interest in Xi’an Tianren, $2,643,218 was paid to Shaanxi Tianren and $256,637 was paid to its minority interest holders. On the same date, the Board of Directors of Shaanxi Tianren declared a cash dividend of $4,966,280 to its shareholders. Pacific Industry Holding Group, Inc. (Pacific”), a Vanuatu corporation which is a wholly owned subsidiary of the Company, holds a 99% interest in Shaanxi Tianren. Therefore, $4,916,617 was paid to Pacific and $49,663 was paid to Shaanxi Tianren’s minority interest holders. The inter-company dividend was eliminated in the consolidated statement. The dividend paid to minority interest holders was $306,300.

In May 2008, Pacific erroneously paid $4,916,617 to its former shareholders as the result of a dividend declaration in February 2008. The monies were then returned to the Company, without interest, in June 2008. Because the recipients of the money were directors of the Company and the erroneous dividend payment has been treated as a loan for accounting purposes, the Company may have inadvertently violated Section 13(k) of the Exchange Act in connection with such erroneous dividend payment.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of April 30, 2009, the only class of outstanding voting securities of the Company was the Company’s Common Stock, par value $.01 per share. The Company also has a class of Series B Convertible Preferred Stock, par value $.001 per share (“Series B Stock”), but the holders of such class do not have the right to vote in the election of directors and are thus not considered voting securities.

The following table sets forth certain information as of April 30, 2009 with respect to the beneficial ownership of our Common Stock by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table in the section entitled “Executive Compensation” below and (iv) all executive officers and directors as a group.

In determining the percentage of Common Stock beneficially owned by a person on April 30, 2009,  we divided (a) the number of shares of Common Stock beneficially owned by such person, by (b) the sum of the total number of shares of Common Stock deemed outstanding on April 30, 2009 plus the number of shares of Common Stock beneficially owned by such person which were not outstanding, but which could be acquired by the person within 60 days after April 30, 2009, upon the exercise of warrants or the conversion of convertible securities.

Title of Class	Name and Address of Beneficial Owners (1) (2)	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Hongke Xue (3)	17,604,938		79.1%
Common Stock	Lin Bai (4)	2,200,617		9.9%
Common Stock	Sixiao An (5)	2,200,617		9.9%
Common Stock	Yongke Xue	—		—
Common Stock	Spring Liu	—		—
Common Stock	Xiaoqin Yan	—		—
Common Stock	Guolin Wang	—		—
Common Stock	Robert B. Fields	—		—
Common Stock	Norman Ko	—		—
Common Stock	Barron Partners LP 730 Fifth Avenue, 9th Floor New York, New York 10019	10,159,265	(6)	31.3%
Common Stock	Joseph Emas (7) 1224 Washington Avenue Miami Beach, Florida 33139	5,113		*
Common Stock	All officers and directors as a group (six persons)	—		—

 *           Less than 1%

(1)
Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2)
Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o the Company, at 16F, National Development Bank Tower, Gaoxin 2nd Road, Hi-Tech Industrial Zone, Xi’an, Shaanxi Province, PRC 710075.

(3)
Consists of 17,604,938 shares owned of record by Fancylight Limited, a British Virgin Islands company (“Fancylight”). Fancylight and Hongke Xue have entered into a Call Option Agreement pursuant to which Mr. Xue has the right to acquire all of such shares. Fancylight and Mr. Xue have also entered a Voting Trust Agreement, dated as of February 25, 2008, under which Mr. Xue has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Mr. Xue may be deemed to be the sole beneficial owner of such shares.

(4)
Consists of 2,200,617 shares owned by China Shaanxi Tianren Organic Food Holding Company Limited, as attorney-in-fact for certain persons. China Shaanxi Tianren Organic Food Holding Company Limited (“Organic”) is a British Virgin Islands company. Organic and Lin Bai have entered into a Voting Trust and Escrow Agreement dated as of February 25, 2008 pursuant to which Lin Bai has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Lin Bai may be deemed to be the sole beneficial owner of such shares.

(5)
Consists of 2,200,617 shares owned by Winsun Limited, as attorney-in-fact for certain persons. Winsun Limited (“Winsun”) is a British Virgin Islands company. Winsun and Sixiao An have entered into a Voting Trust and Escrow Agreement dated as of February 25, 2008 pursuant to which Sixiao An has been appointed as voting trustee under a voting trust created with respect to all of such shares. Therefore, Sixiao An may be deemed to be the sole beneficial owner of such shares.

(6)
Consists of (a) 6,794,118 shares of Common Stock issuable upon exercise of warrants and (b) an aggregate of 3,365,147 shares of Common Stock issuable upon conversion of Series B Stock. The warrants held by Barron Partners LP became exercisable upon the effectiveness of a 1-for-328.72898 reverse stock split of the Company’s Common Stock on May 23, 2008, and the number of shares for which the warrants are exercisable and the exercise price of the warrants were not adjusted for such reverse stock split.

(7)
Consists of 5,000 shares of Common Stock issuable upon exercise of warrants which were issued on May 23, 2008. Joseph I. Emas is a principal of Joseph I. Emas Law Offices, which is the record owner of 113 shares of Common Stock. He was a director of the Company from February 22, 2008 until he resigned on April 7, 2008.

EXECUTIVE COMPENSATION

The Company’s executive officers do not receive any compensation for serving as executive officer of the Company or Pacific, but, except for the Chief Executive Officer, are compensated by and through Shaanxi Tianren. The Company’s Chief Executive Officer, Yongke Xue, has not received any compensation from the Company or any of its subsidiaries for his services to the Company and its subsidiaries in the past two years. The following table sets forth information concerning cash and non-cash compensation paid by Shaanxi Tianren to the Company’s Chief Executive Officer for each of the two fiscal years ended December 31, 2007 and December 31, 2008. No executive officer of the Company, Pacific or Shaanxi Tianren received compensation in excess of $100,000 for either of those two years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	12/31/2007	$0.00	—	—	—	—	—	—	$0.00
CEO	12/31/2008	$0.00	—	—	—	—	—	—	$0.00
Spring Liu (1)	12/31/2007	$0.00	—	—	—	—	—	—	$0.00
CFO	12/31/2007	$58,192.26	—	—	—	—	—	—	$58,192.26

(1) Ms. Liu was hired as an officer of the Company in April 2008.

Employment Agreements

               We do not currently have an employment agreement with any of our executive officers.

Options Grants in Fiscal Year 2008

                Currently, we do not have any stock option plans for our directors, officers or employees and there were no outstanding options held by any of our directors, executive officers or employees at December 31, 2009 or at April 30, 2009.

DIRECTORS’ COMPENSATION

The Company’s directors did not receive compensation for their service on the Board of Directors for the fiscal years ended December 31, 2006 and 2007.  Starting in fiscal 2008, we began (i) paying each of our non-employee directors, other than non-employee directors who reside in China,  an annual fee of $25,000, (ii) reimbursing our directors for actual, reasonable and customary expenses incurred in connection with the performance of their duties as board members, and (iii) paying the Chairman of our Audit Committee a fee of $25,000 for his or her service as Chairman.  The following table sets forth information concerning cash and non-cash compensation paid by the Company to our directors during fiscal 2008.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	$—	—	—	—	—	—	$—
Xiaoqin Yan	$—	—	—	—	—	—	$—
Guolin Wang(2)	$—	—	—	—	—	—	$—
Norman Ko	$25,000	—	—	—	—	—	$25,000
Robert B. Fields	$25,000	—	—	—	—	—	$25,000

(1)	Cash compensation for Board and committee meeting attendance and service as a committee chairman.
(2)
Mr. Wang is a PRC resident and the Company’s policy is not to provide cash compensation for director services to non-employee directors who are PRC residents. The Company believes that this is a common practice for companies with their primary operations in the PRC.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

              Our Compensation Committee was established in April 2008. It is responsible for reviewing and approving corporate goals and objectives relating to the compensation of the Chief Executive Officer, and reviews goals and objectives of other executive officers. It oversees the compensation that is paid to our executive officers to ensure that their compensation is fair, reasonable and competitive. In the event of newly created positions or specific retention concerns, industry market research for salary and benefits would be used to ensure fair compensation consistency. The Compensation Committee also establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives, and evaluates the performance of the executives.

Compensation Objectives

The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:

•	attract, motivate and retain executives who drive the Company’s success and industry leadership;
•	provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role.

The compensation to executive officers only contains base salary for fiscal year 2008. The Compensation  Committee is considering establishing criteria for calculating and paying performance-based bonuses to our executive officers and/or long-term incentive compensation in the form of stock options.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives.  It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions.  This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.

Determining Executive Compensation

The Compensation Committee reviews and approves the compensation program for executive officers annually after the close of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.

The Company’s compensation program only contains base annual salary in fiscal year 2008.

A named executive officer’s base salary is determined by an assessment of his sustained performance against individual job responsibilities, including, where appropriate, the impact of his performance on our business results, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement.  The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. The Company did not hire any compensation consultants in fiscal year 2008.

None of our executive officers had annual compensation in excess of $100,000 for fiscal years 2008 and 2007.

Role of Executive Officers in Determining Executive Compensation

                   The Compensation Committee determines the compensation for the Chief Executive Officer, which is based on various factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company's executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers.

Compensation of Non-Employee Directors.

The annual compensation for our non-employee directors in the United States is $25,000. In addition, all non-employee directors are reimbursed for reasonable expenses to attend Board or committee meetings.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for this Annual Meeting of Shareholders.

COMPENSATION COMMITTEE Guolin Wang Norman Ko Yongke Xue Xiaoqing Yan

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three independent directors and operates under a written charter approved by the Board of Directors. The new charter was adopted on April 13, 2009. Our management is responsible for the internal accounting controls and the financial reporting process, and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm, Child, Van Wagoner & Bradshaw, PLLC, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and performing timely reviews of the quarterly financial statements in accordance with SAS No. 100. During fiscal year 2008, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for fiscal year 2008, and the independent auditor’s report on those financial statements, with the Company’s management and independent auditor. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Child, Van Wagoner & Bradshaw, PLLC the matters required to be discussed with the Audit Committee by AICPA Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated Child, Van Wagoner & Bradshaw, PLLC’s qualifications, performance, and independence, including that of the lead audit partner, and has concluded that the independent registered public accounting firm is independent from us and our management. In addition, Child, Van Wagoner & Bradshaw, PLLC  has provided the Audit Committee with the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has engaged in dialogue with Child, Van Wagoner & Bradshaw, PLLC regarding their independence.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, the evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year 2008 be included in the Company’s Annual Report on Form 10-K.

Dated: April 30, 2009

THE AUDIT COMMITTEE
Guolin Wang
Norman Ko
Robert B. Fields

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in our proxy solicitation materials for the next Annual Meeting of Shareholders, which the Company intends to hold in the second quarter of 2010 (the “Next Annual Meeting”), a stockholder proposal under SEC Rule 14a-8 must be received by our Corporate Secretary at our principal executive offices no later than December 31, 2009.

The independent directors will consider candidates for election as a director recommended by any stockholder of the Corporation who has held the Corporation’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending stockholder must submit the following:

•	a detailed resume of the recommended candidate;
•	an explanation of the reasons why the stockholder believes the recommended candidate is qualified for service on the Corporation’s Board;
•	such other information that would be required by the rules of the SEC to be included in a proxy statement;
•	the written consent of the recommended candidate;
•	a description of any arrangements or undertakings between the stockholder and the recommended candidate regarding the nomination; and
•	proof of the recommending stockholder’s stock holdings in the Corporation.

Recommendations from stockholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a stockholder proposal to be considered for inclusion in the Corporation’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Committee for the following year’s Annual Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 15, 2008, Child, Van Wagoner & Bradshaw, PLLC was reappointed as the principal accountant to audit the Company’s financial statements, and has audited such statements for each of fiscal years 2008 and 2007.

The following table shows the fees that we paid or accrued for audit and other services provided by Child, Van Wagoner & Bradshaw, PLLC for fiscal years 2008 and 2007. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2008	2007
Audit Fees	$99,000	$102,121
All Other Fees	24,000	--
	$123,000	$102,121

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by Child, Van Wagoner & Bradshaw, PLLC  for professional services rendered for the audit of the Company’s fiscal 2008 and fiscal 2007 annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2008 and 2007 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

All Other Fees

The amounts set forth opposite “All Other fees” above include $24,000 paid to Child, Van Wagoner & Bradshaw, PLLC for the consent to the incorporation by reference of their audit report dated May 15, 2008, in the Company’s Registration Statement on Form S-1, including all pre-effective amendments thereto.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our Audit Committee was established in April 2008. Therefore, only 80% of the services provided by Child, Van Wagoner & Bradshaw, PLLC in fiscal 2008 were pre-approved by the Audit Committee.

ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for fiscal year 2008 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2008.  This request should be directed to the Corporate Secretary, 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, 710075.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the Company’s website, www.skypeoplefruitjuice.com, and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors Yongke Xue Chairman

PROXY

SKYPEOPLE FRUIT JUICE, INC.

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints Yongke Xue and Spring Liu or either of them as the undersigned’s true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of SkyPeople Fruit Juice, Inc. to be held at its principal executive offices at 16F, National Development Bank Building, No.2, Gaoxin 1st RD, Hi-Tech Zone, Xi’an, Shaanxi, China, on Monday, June 8, 2009 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting.  The undersigned directs that the undersigned’s proxy be voted as follows:

    1.     ELECTION OF DIRECTORS:
☐ FOR all nominees ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

GuoLin Wang, Norman Ko, Robert B. Fields, Xiaoqin Wang,  Yongke Xue

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to the name of each nominee for whom you wish to withhold your votes, as shown here:  ●

    2.     In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.
Dated:

Signature
Signature, if held jointly
Title (if applicable)

Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope.  In the case of joint ownership, each joint owner must sign.  When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title.  If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal.  If a partnership, sign in partnership name by authorized person.

Appendix A
COMPENSATION COMMITTEE CHARTER
of the Compensation Committee
of SkyPeople Fruit Juice, Inc.

I.	Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is to discharge the Board of Directors' responsibilities relating to compensation of the Company's executive officers and oversight of plans for executive officer development and succession, to fulfill the responsibilities set forth in this Charter, and to advise the Board on the administration of the Company’s executive compensation and benefits programs.

II.	Membership

The Compensation Committee shall be comprised of three or more Directors, as determined by the Board, the majority of whom (i) satisfies the independence requirements of the principal stock exchange upon which the Company’s common stock is traded, (ii) is a “non-employee Director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (iii) is an “outside Director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board annually and serve until their successors shall be duly elected and qualified.

III.	Duties and Responsibilities

In discharging its responsibilities for management organization, performance, compensation and succession, the Committee shall:

1.	Consider and authorize the compensation philosophy for the Company's personnel.

2.	Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Committee deems appropriate.

3.
Review and approve corporate goals and objectives relevant to the Chief Executive Officer and other executive officers’ compensation, evaluate the Chief Executive Officer and other executive officers performance in light of those goals and objectives and, either as a committee or together with other independent Directors (as directed by the Board of Directors), determine and approve the Chief Executive Officer and other executive officers’ compensation based on this evaluation.

4.
At least once each calendar year, review and approve all compensation for all the non-employee Directors and other employees of the Company or its subsidiaries with a base salary greater than or equal to $100,000. No member of the Committee will act to fix his or her own compensation except for uniform compensation to Directors for their services as a Director.

A-1

5.	With the input of the Chief Executive Officer, at least once each calendar year, review the performance of principal senior executives.

6.
Review the terms of the Company’s incentive compensation plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans. The Committee shall administer such plans, including determining any incentive or equity-based awards to be granted to members of senior management under any such plan.

7.	Review and approve executive officer and Director indemnification and insurance matters.

8.
Review and discuss the Compensation Discussion and Analysis section proposed for inclusion in the Company’s Annual Report on Form 10-K and annual proxy statement with management and recommend to the Board whether such section should be so included. In that connection, the Committee shall also review the related tabular and other disclosures about Director and executive compensation proposed by management for inclusion in such Annual Report and proxy statement.

9.	Prepare and approve the Committee report to be included as part of the Company’s annual proxy statement.

10.	Evaluate its own performance on an annual basis and report on such performance to the Board.

11.	Review and reassess this Charter at least once each fiscal year and submit any recommended changes to the Board for its consideration.

12.	Have such other powers and functions as may be assigned to it by the Board from time to time.

The Committee may delegate authority granted hereunder, to the extent permitted under applicable law, to a subcommittee of the Committee, management or any executive officer in order to ensure compliance with legal and regulatory obligations, to ensure timely decision-making or for other purposes. Delegation to executive officers or management may only occur with respect to matters affecting employees other than the person to whom authority is delegated and other than executive officers.

I.	Meetings

The Committee shall meet on the call of its Chairman. The Chairman shall preside over all regular sessions of the Committee and set the agendas for Committee meetings. The Chairman shall report regularly on the Committee's activities and actions to the Board, including at each Board meeting that shortly follows any Committee meeting. The Committee shall keep regular minutes of its meetings and report the same to the Board from time to time and upon request.

II.	Committee Resources and Advisors

 The Committee shall have the authority, at the expense of the Company, to retain outside compensation consultants, legal counsel or other independent third-party experts, as it shall deem necessary to carry out its duties, without Board or management approval.

A-2

Appendix B
SKYPEOPLE FRUIT JUICE, INC. AUDIT COMMITTEE CHARTER

I.	Purpose and Scope

The Audit Committee is a standing committee of the Board of Directors. The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of SkyPeople (the "Company”), and the audits of the financial statements of the Company and to exercise the responsibilities and duties set forth below, including, but not limited to:

•
assisting the Board of  Directors  in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the  Company  to the  Securities  and Exchange  Commission  ("SEC"),  the Company’s  stockholders or to the general public, and (ii) the Company’s internal  financial  and  accounting  controls;

•	recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations;

•	overseeing the appointment, compensation, and evaluation of the qualifications and independence of the Company’s independent auditors;

•	overseeing the Company’s compliance with legal and regulatory requirements;

•	overseeing the adequacy of the Company’s internal controls and procedures to promote compliance with accounting standards and applicable laws and regulations;

•	engaging advisors as necessary; and

•	determining the funding from the Company that is necessary or appropriate to carry out the Committee's duties.

II.	Membership

The Audit Committee shall consist of no fewer than three members, none of whom shall be an employee of the Company and each of whom shall be an independent Director.  For purposes of the Audit Committee, an independent Director shall be one who meets the independence requirements of the principal stock exchange upon which the Company’s common stock is traded and the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the Securities and Exchange Commission (the “SEC”) promulgated thereunder, each as in effect from time to time. At least one member shall be a “financial expert” as such term is defined by regulations of the SEC.

Each member shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.  At least one member of the Audit Committee shall have had past employment experience or background which results in that member’s financial sophistication, including having been a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities.

Members shall be selected and vacancies shall be filled by the Board of Directors.  The members shall designate one member as the Chairperson of the Audit Committee.  A member may only be removed by a vote of the majority of the Board of Directors.

The Committee shall meet at least four times annually, or more frequently as the Committee may determine. Members of management, the Company’s independent auditors and others shall attend meetings to provide pertinent information as necessary. The Audit Committee may meet via telephone conference calls. Minutes of each meeting shall be prepared and the Committee shall report regularly to the Board as to its activities.

III.	Duties and Responsibilities

The Committee shall have and may exercise the powers of the Board in matters relating to the following duties and responsibilities, to the fullest extent permitted by law:

Documents/Reports Review

1.	The Committee shall review and assess the adequacy of this Charter at least annually.

2.
The Committee shall review and discuss with representatives of management and representatives of the independent accounting firm the Company's quarterly and annual financial statements prior to any filing with the SEC or any release to the public or investors.

3.	The Committee shall recommend to the Board, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

Independent Accounting Firm

4.
The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors.  The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5.	The Committee shall resolve any disagreements between management and the independent auditors as to financial reporting matters.

6.
The independent auditors shall report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

7.
The Committee shall take such action as it reasonably believes is necessary to confirm and assure the independence of the independent accountant.  In that regard, the Audit Committee is responsible for actively engaging in dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the objectivity and independence of the independent accountant and for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the independent accountant.

8.	The Committee shall review the annual audit plan of the outside auditors and evaluate their performance.

9.
The Committee shall evaluate the performance of the independent auditors and consider the discharge of the independent auditors when circumstances warrant. The independent auditors shall be ultimately accountable to the Committee.

10.
The Committee shall oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, and the audit partner responsible for reviewing the audit at least once every five years, and oversee the rotation of other audit partners in accordance with applicable rules and regulations.

11.	The Committee shall approve in advance all audit and non-audit services to be performed by the independent auditors.

12.
The Committee shall have the authority to oversee and determine the compensation of any independent auditors engaged by the Company and shall notify the Company of any anticipated funding needs of the Committee.

13.
The Committee shall consider and review with the Company’s independent auditors and management any significant findings and any review or audit problems or difficulties encountered in the course of the review or audit work during the quarterly review and year-end audit, and management’s responses to them.

14.	The Committee shall annually review the qualifications, performance and independence of the independent auditors and the senior members of the independents auditors’ audit engagement team.

15.	The Committee shall discuss with management and the independent auditors any accounting adjustments that were noted or proposed by the independent auditors, but not adopted or reflected.

16.
The Committee shall annually obtain and review a report by the independent auditors describing (i) the independent auditors’ internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review or peer review of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with such issues.

Internal Controls

17.	The Committee shall review the responsibilities, budget and staffing of any internal auditors.

18.
The Committee shall review the reports of the Chief Executive Officer and Chief Financial Officer (in connection with their required certifications for the Company’s filings with the SEC) regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

Financial Reporting Processes

19.	The Committee shall consult with the Company’s independent auditors concerning the completeness and accuracy of the Company’s financial statements.

20.
The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer in connection with their certifications of the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company’s internal control over financial reporting, (b) significant deficiencies and material weaknesses in the design and operation of the Company's internal control over financial  reporting which are reasonably  likely to adversely affect the Company's ability to record,  process,  summarize, and  report  financial  information,  and (c)  any  fraud, whether or not material, that involves management or other  employees who have a significant role in the Company's internal controls.  The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

21.	The Committee shall review changes to the Company’s accounting principles as recommended by the outside auditors or management.

22.
The Committee shall review periodically with the Company’s management, general counsel and outside auditors, legal and regulatory matters and accounting initiatives that could have a significant effect on the Company’s financial statements.

Reporting

23.
The Committee shall prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

24.
To the extent required by any Regulatory Body, the Committee shall instruct the Company's management to disclose in its annual proxy statement for each annual meeting of stockholders, Annual Report on Form 10-K and Quarterly Report on Form 10-Q, the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining  the  independence of the accounting firm.

Other

25.
The Committee is responsible for reviewing existing policies concerning related party transactions and conflicts of interest between Board members or senior management, on the one hand, and the Company, on the other hand, and recommend any changes to such policies. Attached hereto as Schedule A is the Company’s Statement of Policies and Procedures with Respect to Related Party Transactions which was approved by the Board of Directors of the Company on September 30, 2008 and is currently in effect

26.	The Committee must perform an annual self-evaluation.

27.	The Committee shall investigate any other matter brought to its attention within the scope of its duties which it deems appropriate for investigation.

IV.           Committee Resources and Advisors

The Committee shall have the authority to retain, at the expense of the Company, such independent legal and other advisors as it shall deem necessary to carry out its duties, without Board or management approval.

The Company shall determine the funding necessary for: (i) compensation to any independent accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any outside advisors engaged by the Committee as provided above; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

V.           Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally   accepted   accounting principles.